Exhibit 99.1

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Financial Statements for the Years Ended December 31, 2011 and December 31, 2010 and Report of Independent Auditors

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Investment Manager

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Administrator

The Bank of New York Mellon

Alternative Investment Services Division

101 Barclay Street

New York, NY 10286

Custodian

BNY Mellon Asset Servicing

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Independent Auditors

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

Legal Counsel

K&L Gates LLP

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

This report is for the Partners’ information only. Additional information regarding the Wellington Management Legacy Securities PPIF (Offshore), LP may be obtained from the Investment Manager at the address or telephone number provided below:

Wellington Management Company, LLP

c/o Wellington Management Legacy Securities PPIF (Offshore), LP

280 Congress Street

Boston, Massachusetts 02210

Telephone: (617) 951-5000

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Report of Independent Auditors

To the General and Limited Partners of

Wellington Management Legacy Securities PPIF (Offshore), LP:

In our opinion, the accompanying statement of assets, liabilities and partners’ capital, and the related statements of operations, of changes in partners' capital and of cash flows present fairly, in all material respects, the financial position of Wellington Management Legacy Securities PPIF (Offshore), LP (the “Fund”) at December 31, 2011 and 2010, and the results of its operations, the changes in its partners’ capital and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s General Partner. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the General Partner, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 12, 2012

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statements of Assets, Liabilities and Partners’ Capital

December 31, 2011 and 2010

(in United States Dollars)

	December 31, 2011	December 31, 2010
Assets
Investment in Wellington Management Legacy Securities
PPIF Master Fund, LP (the “Master Fund”), at fair value	$713,408,980	$755,851,462
Cash	266,327	569,993

Total assets	$713,675,307	$756,421,455

Liabilities and partners’ capital

Liabilities
Management fees payable	$346,714	$581,575
Professional fees payable	178,602	108,752
Due to Limited Partners	172,050	232,050
Administration fees payable	48,931	59,883
Due to General Partner	—	2,000
Distributions payable	—	189,212
Other accrued expenses	43,774	45,968

Total liabilities	790,071	1,219,440

Partners’ capital
General Partner	86,778	11,125,968
Limited Partners	712,798,458	744,076,047

Total partners’ capital	712,885,236	755,202,015

Total liabilities and partners’ capital	$713,675,307	$756,421,455

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statements of Operations

For the Years Ended December 31, 2011 and December 31, 2010

(in United States Dollars)

	For the Years Ended
	December 31, 2011	December 31, 2010
Net investment income allocated from Master Fund
Interest income	$110,586,395	$64,616,135
Interest expense	(10,129,795)	(5,381,710)
Administration fees	(348,539)	(207,712)
Professional fees	(61,977)	(55,240)
Other expenses	(52,962)	(52,593)

Net investment income allocated from Master Fund	99,993,122	58,918,880

Offshore Feeder expenses
Management fees	1,460,699	863,000
Administration fees	275,367	176,594
Professional fees	171,246	187,040
Organization costs	—	80,336
Other expenses	17,185	62,488

Total Offshore Feeder expenses	1,924,497	1,369,458

Net investment income	98,068,625	57,549,422

Net realized gain (loss) and change in unrealized appreciation (depreciation) allocated from Master Fund
Net realized gain (loss) on:
Investments	1,175,620	2,590,634
Swap contracts	(6,460,247)	(1,421,047)

Net change in unrealized appreciation (depreciation) on:
Investments	(224,724,865)	49,125,699
Swap contracts	(24,307,358)	(6,431,436)
UST Warrant	560,650	719,399

Net realized gain (loss) and change in unrealized appreciation (depreciation) allocated from Master Fund	(253,756,200)	44,583,249

Net increase (decrease) in partners’ capital resulting from operations	$(155,687,575)	$102,132,671

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statements of Changes in Partners’ Capital

For the Years Ended December 31, 2011 and December 31, 2010

(in United States Dollars)

		Offshore Cayman Feeders
	General Partner	Advent Legacy Securities, Ltd.	Wellington Management Legacy Securities PPIF (Offshore) Ltd.	Other Limited Partners’	Total
Partners’ capital, at December 31, 2010	$11,125,968	$91,592,135	$622,256,218	$30,227,694	$755,202,015

Contributions	19,897	20,255,093	137,328,732	6,565,993	164,169,715

Distributions
Investment proceeds	(6,157)	(6,267,519)	(42,493,532)	(2,031,711)	(50,798,919)

Net decrease in Partners’ Capital resulting from operations	(18,676)	(19,277,175)	(130,228,724)	(6,163,000)	(155,687,575)
Carried interest	(11,034,254)	1,387,643	9,646,611	—	—

Partners’ capital, at December 31, 2011	$86,778	$87,690,177	$596,509,305	$28,598,976	$712,885,236

Remaining capital commitments, end of year	$—	$—	$—	$—	$—

		Offshore Cayman Feeders
	General Partner	Advent Legacy Securities, Ltd.	Wellington Management Legacy Securities PPIF (Offshore) Ltd.	Other Limited Partners’	Total
Partners’ capital, at December 31, 2009	$19,963	$20,150,130	$122,513,205	$—	$142,683,298

Contributions	64,240	65,395,829	455,358,118	27,499,804	548,317,991

Distributions
Return of capital—recallable	(4,180)	(4,255,365)	(25,695,214)	(1,065,797)	(31,020,556)
Investment proceeds	(836)	(828,515)	(5,616,766)	(276,060)	(6,722,177)
Investment proceeds—payable	(1)	(24,205)	(164,643)	(363)	(189,212)

Net increase in Partners’ Capital resulting from operations	12,528	12,541,904	85,508,129	4,070,110	102,132,671
Carried interest	11,034,254	(1,387,643)	(9,646,611)	—	—

Partners’ capital, at December 31, 2010	$11,125,968	$91,592,135	$622,256,218	$30,227,694	$755,202,015

Remaining capital commitments, end of year	$19,897	$20,255,093	$137,328,732	$6,565,993	$164,169,715

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statements of Cash Flows

For the Years Ended December 31, 2011 and December 31, 2010

(in United States Dollars)

	For the Years Ended
	December 31, 2011	December 31, 2010
Cash flows from operating activities:
Net increase (decrease) in partners’ capital resulting from operations	$(155,687,575)	$102,132,671
Adjustments to reconcile net increase (decrease) in partners’ capital resulting from operations to net cash used in operating activities:
Investments made in Master Fund	(164,169,715)	(548,317,991)
Distributions received from Master Fund	52,849,119	39,583,177
Net investment income allocated from Master Fund	(99,993,122)	(58,918,880)
Net realized (gain) loss and change in unrealized (appreciation) depreciation allocated from Master Fund	253,756,200	(44,583,249)
Increase (decrease) in management fees payable	(234,861)	534,172
Increase (decrease) in due to Limited Partners	(60,000)	232,050
Increase (decrease) in professional fees payable	69,850	(26,248)
Increase (decrease) in administration fees payable	(10,952)	37,383
Decrease in due to General Partner	(2,000)	—
Decrease in distribution payable	(189,212)	—
Decrease in organization cost payable	—	(695,380)
Increase (decrease) in other accrued expenses	(2,194)	15,030

Net cash used in operating activities	(113,674,462)	(510,007,265)

Cash flows from financing activities:
Contributions	164,169,715	517,297,435
Distributions	(50,798,919)	(6,722,177)

Net cash provided by financing activities	113,370,796	510,575,258

Net change in cash	(303,666)	567,993

Cash:
Beginning of year	569,993	2,000

End of year	$266,327	$569,993

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements

December 31, 2011 and December 31, 2010

(in United States Dollars)

1.	Organization

Wellington Management Legacy Securities PPIF (Offshore), LP (the “Offshore Feeder”) is a Delaware limited partnership that commenced operations on October 1, 2009 (the “Initial Closing Date”). The General Partner of the Offshore Feeder is Wellington PPIF Management, LLC, a Delaware limited liability company (the “General Partner”), and the Offshore Feeder’s investment manager is Wellington Management Company, LLP (the “Investment Manager”). The Offshore Feeder’s investment objective is to achieve attractive returns by investing substantially all of its assets in Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”).

The Master Fund’s investment objective is to seek to generate attractive returns through long-term opportunistic investments in commercial mortgage backed securities and non-agency residential mortgage backed securities issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities (collectively, “Eligible Assets”). At least 90% of the assets underlying any Eligible Asset will be situated in the United States, and must be purchased solely from financial institutions from which the Secretary of the United States Department of the Treasury (the “UST”) may purchase assets pursuant to Section 101(a)(l) of the United States Emergency Economic Stabilization Act of 2008, as amended. There can be no assurance that Master Fund will achieve its investment objective or generate any positive returns.

The Master Fund serves as the investment vehicle for the General Partner and its limited partners: Wellington Management Legacy Securities PPIF, LP, a Delaware limited partnership (the “Onshore Feeder”) and the Offshore Feeder, (together referred to as the “Private Investor Funds”) and the UST, under a master-feeder structure. The limited partners in the Offshore Feeder are Wellington Management Legacy Securities PPIF (Offshore) Ltd. (the “Cayman Feeder”), a Cayman Islands exempted company, Advent Legacy Securities PPIF, Ltd. (“Advent Feeder”), a Cayman Islands exempted company, collectively the “Offshore Cayman Feeders”, and Other Limited Partners’ (“Series B Limited Partners”).

The General Partner may designate one or more series of limited partner interest in the Offshore Feeder. Except for changes in the fees paid or the distribution waterfall applied with respect to a particular series, the rights and obligations of the Limited Partners in each series will be the same. The General Partner has designated the Series B Limited Partners interest.

The financial statements of the Master Fund, including the schedules of investments, are attached herewith in this report and should be read in conjunction with the Offshore Feeder’s financial statements.

As of December 31, 2011 and December 31, 2010, the percentage of the Master Fund owned by the Offshore Feeder was 35.89% based on capital committed.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2011 and December 31, 2010

(in United States Dollars)

Due to the long-term nature of the Master Fund’s investments, the Offshore Feeder’s investment in the Master Fund is considered to be illiquid and is not transferable without the written consent of the Master Fund’s General Partner.

The term of the Offshore Feeder will continue until the dissolution date, which is October 1, 2017, unless the Offshore Feeder is sooner dissolved in accordance with the terms of the partnership agreement. However, the General Partner, in its sole discretion, may extend the term of the Offshore Feeder for up to two successive one-year periods.

2.	Summary of Significant Accounting Policies

Basis of Accounting

The financial statements of the Offshore Feeder are expressed in United States Dollars and are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No. 13 (“IFRS 13”), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or US GAAP. For US GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Upon adoption of ASU 2011-04, it is not expected that it will have a significant impact on the Offshore Feeder’s financial statements.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2011 and December 31, 2010

(in United States Dollars)

Fair Value Measurement

The Offshore Feeder records its investment in the Master Fund at fair value. Valuation of securities held by the Master Fund and disclosures relating to the Offshore Feeder’s underlying investments held within the Master Fund are discussed in the notes to the Master Fund financial statements attached herewith in this report.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on the effective date. The Offshore Feeder records its proportionate share of the Master Fund's income, expenses, and realized and unrealized gains and losses. In addition, the Offshore Feeder records its own income and expenses on the accrual basis.

Income Taxes

ASC 740-10 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable taxing authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit in the current year.

The Offshore Feeder is treated as a partnership for U.S. federal income tax purposes and, as such, is generally not subject to U.S. federal or state income tax. Each partner of the Offshore Feeder generally is liable for its share of all U.S. federal and state taxes, if any, imposed on the net investment income and realized gains of the Offshore Feeder.

No income tax liability for uncertain tax positions has been recorded in the accompanying financial statements. The Offshore Feeder is subject to examination by U.S. Federal and State tax authorities for tax returns filed after December 31, 2009. Each partner is individually responsible for reporting income or loss, to the extent required by the federal and state income tax laws and regulations, based upon its respective share.

Cash

The Offshore Feeder maintains cash in a bank deposit account that, at times, may exceed U.S. federally insured limits. The Offshore Feeder has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

Organization Costs

Organization costs represent costs incurred in connection with the formation and organization of the Offshore Feeder and Master Fund and are expensed as incurred. Each limited partner bears its allocable share of such organization expenses based on its relative commitment plus any specifically attributed cost. For the year ended December 31, 2011, the Offshore Feeder did not incur organization costs. For the year ended December 31, 2010, the Offshore Feeder incurred organization costs of $80,336.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2011 and December 31, 2010

(in United States Dollars)

Indemnifications

The Offshore Feeder enters into contracts that contain a variety of indemnifications. The Offshore Feeder’s maximum exposure under these arrangements is unknown. However, the Offshore Feeder has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Risk Factors

Risks associated with the investment portfolio of the Master Fund are discussed in the notes to the Master Fund financial statements attached herewith in this report.

3.      Partners’ Capital

Capital Commitments and Capital Contributions

Under the terms of the Limited Partnership Agreement, the General Partner admitted Limited Partners (the “Limited Partners” and collectively with the General Partner, “Partners”) to the Offshore Feeder on October 1, 2009 (commencement of operations). In aggregate, a total of $825,000,000 in Limited Partners and $100,000 in General Partner capital commitments were accepted. As of December 31, 2011, the Offshore Feeder called and has received all capital commitments in cash contributions from the Partners.

As of December 31, 2010, the Offshore Feeder called and has received $660,930,285 of capital commitments, net of $52,430,639 recallable distribution, in cash contributions from the Partners. The Offshore Feeder had remaining capital commitments of $164,169,715 as of December 31, 2010.

Capital Allocations

For financial reporting and other purposes, income, gains, deductions, losses and credits of the Offshore Feeder will generally be allocated among the Partners for each fiscal year based on capital commitments as described in the distributions section below. The Offshore Feeder will initially pay the expenses of the Offshore Cayman Feeders and then will be reimbursed by charging such amounts to the Offshore Cayman Feeders’ respective capital account.

The General Partner is entitled to a priority allocation of profit, “carried interest” that is allocated from the capital account of the limited partners to the capital account of the General Partner if the performance of the Offshore Feeder exceeds a cumulative preferred 5% annual return, compounded annually, on their unreturned capital contribution. For financial statement presentation purposes, the calculation of the carried interest is calculated on a hypothetical liquidation basis as if the Master Fund were to liquidate its investments at the current reported value and net proceeds received by the Offshore Feeder were distributed in accordance with the provisions below. The General Partner, in its sole discretion, may waive or reduce management fee and incentive allocation with respect to specific investors. During the year ended December 31, 2010, the General Partner was allocated $11,034,254 in carried interest. In 2011, the prior year carried interest was re-allocated back to the Limited Partners as a result of the Offshore Feeder’s performance. See item (3) in the distribution section that follows for further detail.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2011 and December 31, 2010

(in United States Dollars)

Distributions

Distributions are from cash proceeds received from the Master Fund for the sale or disposition of investments, dividends, interest or other income from investments after the effects of any reserves made to meet future expenses and liabilities of the Offshore Feeder. Distributions are made at the discretion of the General Partner and are allocated pursuant to the distribution priorities set forth below:

(1)	First, 100% to the Partners until they have received distributions equal to the Partners’ aggregate capital contributions to date;

(2)	Second, 100% to the Partners until the aggregate cumulative distributions received by the Partners are equal to a cumulative preferred 5% annual return, compounded annually, on their unreturned capital contributions to date for the period outstanding;

(3)	Third, 100% to the Series B Limited Partners, 85% to each Partner other than a Series B Limited Partners on a pro rata basis based on their commitment percentages in the Offshore Feeder, and then 15% to the General Partner, until the aggregate cumulative distributions received by the General Partner are equal to a cumulative 3.5% annual fee to date of Limited Partners’ capital balance; and

(4)	Finally, 100% to the Partners on a pro rata basis based on their commitment percentages in the Offshore Feeder.

During the year ended December 31, 2011, the Offshore Feeder did not make recallable distributions to the Partners. Due to Limited Partners of $172,050 on the Statements of Assets, Liabilities and Partners’ Capital represents a distribution payable to Advent Feeder to cover the payment of feeder specific expenses.

During the year ended December 31, 2010, the Offshore Feeder made recallable distributions of $4,180, $4,255,365, $25,695,214 and $1,065,797 to the General Partner, Advent Feeder and Cayman Feeder and Series B Limited Partners, respectively, due to re-alignment of partners’ capital interest resulting from subsequent closes. Such distributions were recalled and are included in contributions on the Statements of Changes in Partners’ Capital. Due to General Partner and Limited Partners of $2,000 and $232,050, respectively, on the Statements of Assets, Liabilities and Partners’ Capital are from subsequent closes. All partners were allocated profit and loss from inception.

For the years end December 31, 2011 and December 31, 2010, the Offshore Feeder has incurred expenses specifically related to the Cayman Feeder and Advent Feeder. Such expenses have been allocated to the applicable feeder as incurred, rather than pro-rata.

4.	Management Agreement

The Offshore Feeder has entered into a portfolio management, research and administrative services agreement (the “Management Agreement”) with the Investment Manager. In consideration of the services rendered to the Offshore Feeder by the Investment Manager pursuant to the Management Agreement, the Offshore Feeder shall pay a management fee to the General Partner, payable quarterly in arrears, equal to 0.20% per annum of the average month-end capital balances of its Limited Partners during the quarter (the “Management Fee”). Series B Limited Partners are exempt from this management fee.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2011 and December 31, 2010

(in United States Dollars)

During the years ended December 31, 2011 and December 31, 2010, the Offshore Feeder incurred Management Fees of $1,460,699 and $863,000, respectively. As of December 31, 2011 and December 31, 2010, $346,714 and $581,575 remained payable by the Offshore Feeder, respectively.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2011 and December 31, 2010

(in United States Dollars)

5.     Financial Highlights

The financial highlights are calculated for the years ended December 31, 2011 and December 31, 2010 for each limited partner and exclude data for the General Partner; calculations of these highlights on an individual limited partner basis may yield results that vary from those stated herein due to the timing of capital transactions and different expense arrangements.

Ratios to limited partners’ capital:(5)

	2011 Weighted Average Partners’ Capital (4)	2010 Weighted Average Partners’ Capital (4)
Advent Feeder
Expenses before carried interest (1)(2)	1.71%	1.74%
Carried interest (2)	(1.48)%	2.56%

Total expenses (1)(2)	0.23%	4.30%

Net investment income (1)(2)	12.79%	12.87%

Cayman Feeder
Expenses before carried interest (1)(2)	1.64%	1.58%
Carried interest (2)	(1.51)%	2.61%

Total expenses (1)(2)	0.13%	4.19%

Net investment income (1)(2)	12.83%	13.01%

Other Limited Partners’
Expenses (2)	1.41%	1.53%
Net investment income (2)	12.90%	13.43%

Internal rate of return (3)

	Inception through
	December 31, 2011	December 31, 2010	December 31, 2009
Advent Feeder	(5.02)%	20.51%	(3.23)%
Cayman Feeder	(4.81)%	20.87%	(0.61)%
Other Limited Partners’	(4.63)%	23.72%	N/A

(1)	Includes amounts allocated from the Master Fund.
(2)	The ratios of expenses and net investment income to Partners’ Capital represent the expenses before and after carried interest and net investment income for the years allocated to the Limited Partners, as reported on the Statements of Operations, to Limited Partners’ Capital.
(3)	The internal rate of return (“IRR”) since inception is presented for each group of Limited Partners and is net of all expenses and profit sharing allocations, if any, to the General Partner. The IRR is computed based on the actual dates of the Limited Partners, cash flows and the residual value of the Limited Partners’ capital account at December 31, 2011 and December 31, 2010. The IRR is not calculated using weighted average partners’ capital.
(4)	Weighted average partners’ capital was calculated using the end of the month partners' capital balance, adjusted for timing of capital transactions.
(5)	The ratios may vary if the calculation is performed on an individual Limited Partner’s level.

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2011 and December 31, 2010

(in United States Dollars)

6.     Subsequent Events

The Offshore Feeder has evaluated the impact of all subsequent events through April 12, 2012, the date the financial statements were available to be issued, and has determined that the following subsequent events required adjustment disclosure in the financial statements.